Exhibit 4.1

SEE RESTRICTIVE LEGENDS ON REVERSE SIDE HEREOF *CS-XX* PUMA BIOTECHNOLOGY, INC A Delaware Corporation *XXXXXXXX* Shares Common Stock THIS CERTIFIES THAT XXXXXXXXXXXXXXXXXXXX is the record holder of XXXXXXXXXXX(XXXXXXX) fully paid and non-assessable shares of COMMON STOCK, par value $0.0001 per share, of PUMA BIOTECHNOLOGY, INC. (the “Corporation”), transferable only on the share register of the Corporation by the holder, in person or by such holder’s duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.

This Certificate and the shares represented hereby shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of said Corporation and any amendments thereto, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this Certificate, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this day of , 20. Secretary President and Chief Executive Officer

FOR VALUE RECEIVED,                                          HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO                                                                          , SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                          ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED             ,

IN PRESENCE OF	IN PRESENCE OF

(Witness)	(Witness)

(Shareholder)	(Shareholder)

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS.